UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Semiannual Report
April 30, 2009

Global High Income Fund Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. The Fund makes regular monthly distributions at an annualized rate equal to 9% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day).

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

June 15, 2009

Dear shareholder,
We present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2009.

Performance
Over the six months ended April 30, 2009, the Fund returned 18.68% on a net asset value basis and 18.97% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, were 20.46% and 21.48% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Global High Income Fund Index (the “Index”) returned 16.62% over the semiannual period. (For more performance information, please refer to “Performance at a glance” on page 6.)

During the reporting period, the Fund’s overall country positioning and security selection were beneficial to performance. Exposure to local markets also contributed positively to performance, while the Fund’s currency exposure detracted slightly during the reporting period.

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period. We believe that a major contributor to the discount was elevated investor risk aversion during portions of the period.	Global High Income
Fund Inc.

Investment goals:
 Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

Global High Income Fund Inc.

We attribute the risk aversion in large part to concerns regarding the weakening global economy and continued issues in the world financial system.(1)

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	The reporting period began on a cautious note in November 2008, following a decline of 14.48% for emerging markets debt the previous month, as measured by the Index. Investor risk aversion was elevated, especially given the turmoil in the financial system, the frozen credit markets and deteriorating global economic conditions.

Yet, despite continued general poor liquidity and weak fundamentals, emerging markets debt spreads—the difference between the yield paid on US Treasury bonds and emerging markets debt—stabilized in November 2008. Spreads then narrowed during much of the remainder of the reporting period. This occurred as concerns about the possibility of emerging markets countries defaulting on their debt lessened, given financial support from the International Monetary Fund and the World Bank. This helped to improve liquidity and inflows into the asset class, which increased as investor risk aversion abated somewhat, especially toward the end of the reporting period.

Q.	Did any themes emerge at the regional level?
A.	As always, we conducted comprehensive research and pursued a variety of strategies as we looked to generate a high level of current income and capital appreciation for the Fund. We sought to meet the Fund’s goals by strategically diversifying its portfolio among various countries, securities and currencies. We believe that maintaining a diversified portfolio is critical in order to prevent the Fund from being overly dependent upon any one area.

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Global High Income Fund Inc.

Our overall country positioning benefited performance during the reporting period. Relative to the Index, an overweight exposure to quasi-government bonds enhanced the Fund’s results. These bonds had sold off sharply in the fall of 2008, but their spreads narrowed during the remainder of the reporting period as many of the doubts surrounding these securities dissipated.

The Fund’s exposure to Russian bank debt helped performance. These securities had been dragged down as they were viewed as being akin to typical bank bonds. However, as they were later perceived to be more similar to a government bond—with the Russian government’s implicit backing—their performance rebounded. In addition, the Fund’s holdings in oil-related and commodity exporting countries, such as Brazil, Mexico, Venezuela and Malaysia, were positive contributors to performance as commodity prices stabilized and, in some cases, rose as the reporting period progressed.

After a lengthy period of underperformance, the Fund’s overweight position in Argentina was positive for results. Prior to the reporting period, Argentine debt had performed poorly due to continued political unrest, economic concerns and increased risk aversion. Given these issues, we had begun to reduce the Fund’s position in this area, as we noted the last time we reported to you. However, we maintained a small overweight to Argentine debt, particularly to short-term bonds, which significantly outperformed the Index’s longer-term debt holdings, benefiting performance.

Argentine debt rebounded as sentiment changed regarding the country’s re-nationalization of its private pension funds, which was initially viewed negatively by investors. However, it came to be seen as a way to improve Argentina’s financial stability and to help it meet its debt obligations, at least in the shorter term.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	When the reporting period began, we had a defensive interest rate duration posture, keeping the Fund’s duration slightly shorter than that of its benchmark. We later moved to a neutral position as we believed that US Treasuries would benefit from the flight to quality and that the Federal Reserve Board would further lower short-term interest rates. Overall, our strategy benefited performance during the reporting period. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Global High Income Fund Inc.

Q.	What other positioning strategies did you use during the reporting period?
A.	Including the effects of hedged positions, we maintained an underweight position to local currency during the reporting period relative to the Index. This contributed positively to overall performance until February 2009, as the US dollar appreciated during this time.

However, as the period continued and investors’ appetite for risk increased, the Fund’s underweight to local currencies detracted from performance as some currencies posted gains versus the US dollar. Overall, for the six-month reporting period, currency management generally had a slightly negative impact on performance. At the end of the period, the Fund’s largest local currency exposures included the Turkish lira, Polish zloty and the Brazilian real.

Q.	What is your outlook for the emerging markets debt asset class?
A.	While the Fund benefited from stabilization in the asset class and declining investor risk aversion during the period, we believe the current environment could best be described as being “fragile” given the weak global economic conditions overall. Emerging markets exports, from metals to semiconductors, continue to feel the strain as economies in developed countries contract. Emerging markets countries are also highly dependent on capital inflows from global investors, and we expect these inflows to remain challenged in the near term.

On the upside, most emerging markets countries’ banking systems are owned by governments, and are less exposed to the financial crisis than banks in developed countries. In addition, we believe that, by and large, emerging markets countries are well-positioned to meet the coupon payments on their sovereign obligations. While, in our opinion, fundamentals in emerging markets countries face challenges, we believe this has already largely been priced into debt valuations, and we currently do not believe there is a higher risk of significant spread widening back to the levels of late 2008.

Against this backdrop, the Fund maintains a relatively high position in short-term investments, in order to take advantage of compelling opportunities as they arise. We believe that this approach has the potential to help the Fund generate attractive risk-adjusted performance.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Global High Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2009. The views and opinions in the letter were current as of June 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/09

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	18.68%	(13.58)%	7.47%	10.47%

Lipper Emerging Markets Debt Funds median	20.46	(11.29)	7.13	10.52

Market price returns

Global High Income Fund Inc.	18.97%	(33.46)%	1.80%	10.37%

Lipper Emerging Markets Debt Funds median	21.48	(20.08)	4.20	10.10

Index returns

Global High Income Fund Index(1)	16.62%	(5.50)%	8.39%	10.36%

JPMorgan Emerging Markets
Bond Index Global (EMBI Global)(2)	20.31	(4.52)	7.48	9.90

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Global High Income Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from the Fund’s inception until 12/31/93: 100% JPMorgan Emerging Markets Bond Index (EMBI); from 1/1/94 - 11/5/06: 100% JPMorgan Emerging Markets Bond Index Global (EMBI Global); from 11/6/06 to 3/31/08: 70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 4/1/08 to 5/31/08: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 6/1/08 to Present: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect fees, expenses or taxes.

(2)	The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	4/30/09	10/31/08	4/30/08

Net asset value	$11.15	$9.82	$14.16

Market price	$9.25	$8.22	$15.45

12-month dividends/distributions	$1.0766	$1.9989	$2.0608

Dividend/distribution at period-end	$0.0808	$0.0916	$0.1065

Net assets (mm)	$240.8	$212.0	$305.8

Currency exposure**	4/30/09	10/31/08	4/30/08

US dollar denominated	53.7%	38.0%	61.8%

Foreign denominated	46.3	62.0	38.2

Total	100.0%	100.0%	100.0%

Top ten countries
(excluding US)**	4/30/09		10/31/08		4/30/08

Brazil	12.1%	Brazil	17.2%	Turkey	11.3%

Turkey	11.8	Turkey	11.6	Argentina	10.4

Hungary	6.3	Russia	9.7	Brazil	9.9

Russia	6.3	Malaysia	6.9	Venezuela	7.8

Indonesia	5.7	Venezuela	6.8	Malaysia	6.1

Malaysia	5.6	Hungary	5.7	Russia	5.8

Venezuela	4.9	Indonesia	4.9	Indonesia	5.4

South Africa	4.8	Poland	4.1	Egypt	4.6

Poland	4.6	Argentina	2.9	Hungary	3.7

		Dominican
Mexico	3.7	Republic	2.5	Poland	3.6

Total	65.8%		72.3%		68.6%

Credit quality**	4/30/09	10/31/08	4/30/08

AAA	—	—	0.4%

AA	2.5%	1.5%	—

A	8.1	8.6	3.6

BBB	20.6	21.1	19.3

BB	22.2	23.4	26.7

B	3.1	4.4	13.1

CCC	2.2	0.7	—

D	—	—	1.1

Non-rated	23.4	29.1	21.9

Cash equivalents	13.0	6.9	5.4

Other assets less liabiliites	4.9	4.3	8.5

Total	100.0%	100.0%	100.0%

*	Prices and other characteristics will vary over time.
**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of April 30, 2009 (unaudited)

Bonds
Corporate bonds
Commercial banks	2.32%
Diversified financial services	3.11
Electric utilities	4.07
Home builders	0.58
Oil, gas & consumable fuels	1.18
Real estate investment trusts (REITs)	5.09
Telecommunications	0.21

Total corporate bonds	16.56
Non US-government obligations	64.29
Credit-linked note	1.20

Total bonds	82.05
Short-term investment	13.02

Total investments	95.07
Cash and other assets, less liabilities	4.93

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—82.05%
Corporate bonds—16.56%
Brazil—1.25%
Globo Comunicacao e Participacoes SA,
9.375%, due 07/20/09(1)		$563,000	$503,885

Union National FIDC Trust 2006,
14.680%, due 05/01/11(2)	BRL	3,560,082	1,210,731

15.390%, due 07/01/10(2)		2,075,000	688,048

15.390%, due 07/01/10(2),(3)		1,832,665	605,151

Total Brazil corporate bonds			3,007,815

Indonesia—2.05%
Majapahit Holding BV,
7.250%, due 06/28/17(4)		$1,400,000	1,148,000

7.250%, due 06/28/17(3),(4)		3,000,000	2,460,000

7.875%, due 06/29/37(4)		2,000,000	1,340,000

Total Indonesia corporate bonds			4,948,000

Kazakhstan—0.23%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	554,671

Malaysia—5.09%
Johor Corp.,
1.000%, due 07/31/12(5)	MYR	46,970,000	12,270,252

Mexico—1.64%
Desarrolladora Homex SAB de CV,
7.500%, due 09/28/15		$1,850,000	1,387,500

Hipotecaria Su Casita SA,
8.500%, due 10/04/16		1,145,000	561,050

Pemex Project Funding Master Trust,
5.750%, due 03/01/18		2,200,000	1,991,000

Total Mexico corporate bonds			3,939,550

Philippines—0.46%
National Power Corp.,
9.625%, due 05/15/28		$1,160,000	1,107,800

Russia—3.93%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	2,174,964

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(3)		$300,000	255,000

7.750%, due 05/29/18		2,450,000	1,960,000

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)
Corporate bonds—(concluded)
Russia—(concluded)
TransCapitalInvest Ltd.,
7.700%, due 08/07/13(3),(4)		$250,000	$223,344

8.700%, due 08/07/18(3)		1,700,000	1,479,000

VTB Capital SA,
6.250%, due 06/30/35(4)		2,000,000	1,490,000

6.315%, due 02/04/15(6)		1,500,000	990,000

6.875%, due 05/29/18(3)		1,100,000	896,500

Total Russia corporate bonds			9,468,808

Ukraine—0.21%
NJSC Naftogaz of Ukraine,
8.125%, due 09/30/09		$600,000	507,000

United Arab Emirates—1.56%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		$4,900,000	3,748,500

Venezuela—0.14%
Petroleos de Venezuela SA,
5.250%, due 04/12/17		$740,000	331,150

Total corporate bonds (cost—$45,769,484)			39,883,546

Non US-government obligations—64.29%
Argentina—1.54%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(6)	ARS	500,000	52,511

4.000%, due 05/15/09(6)		200,000	154,841

Republic of Argentina,
1.315%, due 12/15/35(7)		$31,770,000	927,684

1.683%, due 08/03/12(4),(6)		6,562,000	1,745,492

7.000%, due 03/28/11(4)		1,775,000	834,250

			3,714,778

Brazil—10.81%
Federal Republic of Brazil,
5.875%, due 01/15/19		$2,100,000	2,079,000

6.000%, due 01/17/17		4,980,000	5,042,250

8.000%, due 01/15/18		4,750,000	5,272,500

8.875%, due 10/14/19		700,000	833,000

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)
Non US-government obligations—(continued)
Brazil—(concluded)
Letras Tesouro Nacional,
13.382%, due 01/01/10(8)	BRL	5,300,000	$2,274,523

Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45		10,350,000	7,602,988

Series F,
10.000%, due 01/01/17		7,280,000	2,950,371

			26,054,632

Colombia—3.13%
Republic of Colombia,
7.375%, due 09/18/37		$2,020,000	2,020,000

8.125%, due 05/21/24		250,000	273,750

9.850%, due 06/28/27	COP	6,020,000,000	2,950,525

10.375%, due 01/28/33		$270,000	338,850

12.000%, due 10/22/15	COP	3,685,000,000	1,959,105

			7,542,230

Dominican Republic—1.46%
Republic of Dominica,
9.040%, due 01/23/18(4)		$584,743	505,802

9.500%, due 09/27/11(4)		3,115,141	3,006,112

			3,511,914

El Salvador—0.37%
Republic of El Salvador,
8.250%, due 04/10/32(4)		$1,015,000	883,050

Gabon—0.44%
Gabonese Republic,
8.200%, due 12/12/17(3)		$1,270,000	1,060,450

Hungary—6.29%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	1,960,000,000	7,322,126

6.000%, due 10/24/12		610,000,000	2,432,266

6.750%, due 04/22/11		170,000,000	726,973

6.750%, due 02/24/17		1,276,000,000	4,670,076

			15,151,441

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)
Non US-government obligations—(continued)
Indonesia—3.66%
Indonesia Treasury Bond,
9.750%, due 05/15/37	IDR	6,960,000,000	$515,043

10.000%, due 02/15/28		8,800,000,000	671,327

10.250%, due 07/15/27		8,800,000,000	690,033

11.000%, due 09/15/25		8,000,000,000	672,650

12.000%, due 09/15/26		32,715,000,000	2,959,340

Republic of Indonesia,
8.500%, due 10/12/35		$1,050,000	1,008,000

11.625%, due 03/04/19(3)		1,900,000	2,308,500

			8,824,893

Malaysia—0.49%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	857,083

5.734%, due 07/30/19		1,000,000	316,518

			1,173,601

Mexico—2.06%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,055,031

United Mexican States,
6.750%, due 09/27/34		$590,000	575,250

8.300%, due 08/15/31		290,000	329,150

			4,959,431

Pakistan—0.92%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(3)		$1,690,000	895,700

6.875%, due 06/01/17		1,000,000	530,000

7.125%, due 03/31/16		1,400,000	784,000

			2,209,700

Panama—0.36%
Republic of Panama,
7.125%, due 01/29/26		$420,000	426,300

7.250%, due 03/15/15		400,000	430,000

			856,300

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)
Non US-government obligations—(continued)
Peru—0.80%
Republic of Peru,
6.550%, due 03/14/37		$300,000	$291,000

7.125%, due 03/30/19		600,000	648,000

7.350%, due 07/21/25		550,000	592,625

8.750%, due 11/21/33		320,000	385,600

			1,917,225

Philippines—0.28%
Republic of Philippines,
9.500%, due 02/02/30		$570,000	678,984

Poland—4.61%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,265,423

5.250%, due 10/25/17		6,600,000	1,868,043

5.750%, due 09/23/22		6,100,000	1,740,267

6.000%, due 11/24/10		14,000,000	4,228,463

			11,102,196

Russia—2.36%
Russian Federation,
7.500%, due 03/31/30(9)		$2,841,600	2,774,112

7.500%, due 03/31/30(3),(9)		2,259,445	2,205,784

12.750%, due 06/24/28		495,000	700,425

			5,680,321

Serbia—0.88%
Republic of Serbia,
3.750%, due 11/01/24(9)		$2,790,000	2,120,400

South Africa—4.75%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	274,500

6.500%, due 06/02/14		600,000	625,500

6.750%, due 03/31/21	ZAR	50,000,000	5,157,838

8.000%, due 12/21/18		47,100,000	5,388,730

			11,446,568

South Korea—0.75%
Republic of Korea,
7.125%, due 04/16/19		$1,800,000	1,810,800

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)
Non US-government obligations—(concluded)
Turkey—10.64%
Government of Turkey,
10.000%, due 02/15/12	TRY	4,414,855	$2,797,477

14.000%, due 01/19/11		8,550,000	5,452,446

14.000%, due 09/26/12		4,650,000	2,946,477

15.000%, due 02/10/10		6,400,000	4,125,355

16.000%, due 03/07/12		6,500,000	4,315,732

Republic of Turkey,
6.750%, due 04/03/18		$2,000,000	1,917,500

6.875%, due 03/17/36		550,000	470,250

7.000%, due 09/26/16		2,850,000	2,814,375

7.500%, due 11/07/19		800,000	794,280

			25,633,892

Ukraine—1.26%
Republic of Ukraine,
3.500%, due 09/15/18	CHF	1,300,000	955,761

6.580%, due 11/21/16		$1,300,000	773,500

7.650%, due 06/11/13		2,000,000	1,310,000

			3,039,261

United Arab Emirates—0.89%
Emirate of Abu Dhabi,
5.500%, due 04/08/14(3)		$2,100,000	2,142,000

Venezuela—4.79%
Republic of Venezuela,
5.375%, due 08/07/10(4)		$1,490,000	1,318,650

5.750%, due 02/26/16(4)		11,970,000	6,822,900

7.000%, due 12/01/18		4,100,000	2,234,500

7.000%, due 03/31/38		1,700,000	820,250

9.250%, due 05/07/28		230,000	132,825

9.375%, due 01/13/34		350,000	207,375

			11,536,500

Vietnam—0.75%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(3)		$1,000,000	950,000

6.875%, due 01/15/16		900,000	855,000

			1,805,000

Total non US-government obligations (cost—$177,268,584)			154,855,567

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds—(concluded)
Credit-linked note—1.20%
Turkey—1.20%
Republic of Turkey, Credit-Linked Note,
14.000%, due 01/19/11
(cost—$2,638,754)		$2,884,424	$2,886,443

Total bonds (cost—$225,676,822)			197,625,556

	Units

Short-term investment—13.02%
Investment company—13.02%
UBS Cash Management Prime
Relationship Fund,0.901%(10),(11)
(cost—$31,349,149)		31,349,149	31,349,149

Total investments—95.07% (cost—$257,025,971)			228,974,705

Cash and other assets, less liabilities—4.93%			11,863,043

Net assets—100.00%			$240,837,748

Notes to portfolio of investments
For federal income tax purposes, which was substantially the same as book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at April 30, 2009 were as follows:

Tax cost of investments			$257,025,971

Gross unrealized appreciation			7,423,695

Gross unrealized depreciation			(35,474,961)

Net unrealized depreciation of investments			$(28,051,266)

(1)	Perpetual bond security. The maturity date reflects the next call date.
(2)	Security linked to closed-end fund. The rate shown is the annualized yield at April 30, 2009.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the value of these securities amounted to $15,481,429 or 6.43% of net assets.
(4)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At April 30, 2009, the value of these securities amounted to $21,777,600 or 9.04% of net assets.
(5)	Security is illiquid. At April 30, 2009, the value of this security amounted to $12,270,252 or 5.09% of net assets.
(6)	Floating rate security—The interest rates shown are the current rates as of April 30, 2009.
(7)	Security represents an equity claim linked to Argentina’s gross domestic product.
(8)	Rate shown reflects annualized yield at April 30, 2009 on zero coupon bond.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

(9)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2009. Maturity date disclosed is the ultimate maturity date.
(10)	The table below details the Fund’s investment in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	10/31/08	04/30/09	04/30/09	04/30/09	04/30/09

UBS Cash
Management Prime
Relationship Fund	—	$42,515,032	$11,165,883	$31,349,149	$27,592

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$14,609,763	$53,728,448	$68,338,211	—	$138,693

(11)	The rate shown reflects the yield at April 30, 2009.
NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of April 30, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Brazilian Real	8,330,000	USD	3,440,443	06/04/09	$(331,803)

Czech Koruna	94,400,000	EUR	3,336,632	06/04/09	(249,313)

Chinese Yuan	15,300,000	USD	2,250,000	09/04/09	(5,159)

Hong Kong Dollar	22,900,000	USD	2,954,839	06/04/09	(727)

Hungary Forint	937,390,000	USD	3,892,666	06/04/09	(377,033)

Malaysian Ringgit	30,150,000	USD	8,129,972	06/04/09	(328,644)

Polish Zloty	3,900,000	USD	1,037,786	06/04/09	(125,957)

Polish Zloty	4,850,000	USD	1,483,180	06/04/09	35,962

Russian Ruble	43,350,000	USD	1,266,803	06/04/09	(30,208)

South African Rand	85,284,200	USD	9,095,288	06/04/09	(905,109)

Swiss Franc	960,000	USD	829,307	06/08/09	(12,171)

Turkish Lira	15,962,745	USD	9,185,931	06/04/09	(708,941)

Ukrainian Hyrvnia	8,270,000	USD	1,463,717	05/18/09	429,770

United States Dollar	3,502,052	ARS	12,800,000	11/16/09	(596,186)

United States Dollar	2,857,475	CLP	1,709,770,000	06/04/09	79,460

United States Dollar	1,565,891	COP	4,040,000,000	06/04/09	189,113

United States Dollar	1,101,580	CZK	24,400,000	06/04/09	103,856

United States Dollar	2,955,792	HKD	22,900,000	06/04/09	(226)

United States Dollar	1,486,541	HUF	370,000,000	06/04/09	198,765

United States Dollar	4,897,245	IDR	56,000,000,000	06/04/09	356,115

United States Dollar	7,281,812	MXN	105,473,740	06/04/09	312,343

United States Dollar	1,946,073	PEN	6,402,580	06/04/09	194,838

United States Dollar	3,846,999	PLN	14,000,000	06/04/09	330,539

United States Dollar	1,215,403	PLN	4,040,000	06/04/09	(9,885)

United States Dollar	8,441,738	THB	305,000,000	06/04/09	186,636

United States Dollar	4,062,789	TRY	6,600,000	06/04/09	28,372

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	(456,143)

United States Dollar	5,610,580	ZAR	47,810,000	05/04/09	35,714

United States Dollar	5,982,653	ZAR	60,700,000	06/04/09	1,135,008

Net unrealized depreciation on forward foreign currency contracts					$(521,014)

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Currency type abbreviations:
ARS	Argentine Peso
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungary Forint
IDR	Indonesia Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
UAH	Ukranian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of April 30, 2009:

	Expiration			Unrealized
	dates	Cost	Value	depreciation

US treasury futures buy contracts:
US Long Bond, 68 contracts (USD)	June 2009	$8,691,889	$8,334,250	$(357,639)

5 Year US Treasury Notes,
90 contracts (USD)	June 2009	10,552,642	10,542,656	(9,986)

10 Year US Treasury Notes,
70 contracts (USD)	June 2009	8,518,824	8,465,625	(53,199)

Net unrealized depreciation on futures contracts				$(420,824)

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Swap agreements
Global High Income Fund Inc. had the following outstanding interest rate swap contracts as of April 30, 2009:

						Payments
				Payments		received
			Termination	made by		by the			Unrealized
Counterparty	Notional amount		dates	the Fund		Fund		Value	appreciation

Credit Suisse
International	BRL	30,000,000	01/02/12	—	(1)	13.4300	%(2)	$600,877	$600,877

JPMorgan
Chase Bank	THB	170,000,000	07/22/13	2.2955	%(3)	5.9500	(2)	644,034	644,034

JPMorgan
Chase Bank	THB	255,000,000	12/05/11	3.9117	(3)	3.0900	(2)	96,005	96,005

Merrill Lynch
International	MXN	7,200,000	11/16/28	6.2475	(4)	8.8300	(2)	28,737	28,737

Merrill Lynch
International	MXN	7,000,000	11/21/28	7.0250	(4)	8.6100	(2)	17,342	17,342

								$1,386,995	$1,386,995

(1)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.
(2)	Payments received are based on the notional amount.
(3)	Rate based on 6 month BIBOR.
(4)	Rate based on 28-day TIIE.
BIBOR	Bangkok Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
UK	United Kingdom

Currency type abbreviations:
BRL	Brazilian Real
MXN	Mexican Peso
THB	Thai Baht

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Global High Income Fund Inc. had the following outstanding credit default swap contracts as of April 30, 2009:

Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty—Merrill Lynch International:

					Upfront
		Payments		Payments	payments		Unrealized
Notional	Termination	made by		received by	made		appreciation/
amount	dates	the Fund		the Fund	(received)	Value	(depreciation)

USD 3,050,000	05/20/13	0.9600	%(2)	— (3)	—	$224,757	$224,757

USD 1,100,000	12/20/13	4.8500	(2)	— (4)	—	(126,929)	(126,929)

						$97,828	$97,828

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Croatia 5.000% bond, due 04/15/14.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of South Africa 6.500% bond, due 06/02/14.

Currency type abbreviation:
USD	United States Dollar

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty—Citigroup Global Markets Limited:

Payments
		Payments	received		Upfront
Notional	Termination	made by	by the		payments		Unrealized	Credit
amount	date	the Fund	Fund		made	Value	depreciation	spread(2)

USD 4,000,000	01/20/13	— (3)	1.1500	%(4)	—	$(386,159)	$(386,159)	4.129%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Counterparty—Credit Suisse International:

				Payments
		Payments		received		Upfront			Unrealized
Notional	Termination	made by		by the		payments			appreciation/	Credit
amount	dates	the Fund		Fund		made		Value	(depreciation)	spread(2)

USD 1,300,000	08/20/09	—	(5)	3.3000	%(4)	—		$126,423	$126,423	22.050%

USD 2,050,000	02/20/10	—	(5)	4.1500	(4)	—		358,496	358,496	32.936

USD 1,500,000	12/20/11	—	(6)	5.0000	(4)	$(1,500,000	)(7)	734,352	(765,648)	61.978

USD 4,500,000	05/20/12	—	(8)	3.3000	(4)	—		(870,541)	(870,541)	12.012

USD 1,000,000	02/20/14	—	(9)	4.1700	(4)	—		62,497	62,497	2.943

								$411,227	$(1,088,773)

Counterparty—Deutsche Bank AG:

			Payments
		Payments	received		Upfront		Unrealized
Notional	Termination	made by	by the		payments		appreciation/	Credit
amount	dates	the Fund	Fund		made	Value	(depreciation)	spread(2)

USD 1,500,000	08/20/09	— (5)	7.0500	%(4)	—	$(46,847)	$(46,847)	22.050%

USD 2,000,000	08/20/09	— (5)	5.5000	(4)	—	(77,702)	(77,702)	22.050%

						$(124,549)	$(124,549)

Counterparty—Merrill Lynch International:

Payments
		Payments		received		Upfront		Unrealized
Notional	Termination	made by		by the		payments		appreciation/	Credit
amount	date	the Fund		Fund		made	Value	(depreciation)	spread(2)

USD 2,300,000	03/20/10	—	(10)	9.5000	%(4)	—	$164,642	$164,642	3.443%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments made or received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(7)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the contract.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
(9)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.
(10)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Russian Federation 7.500% bond, due 03/31/30.

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc. had the following outstanding total return swap contract as of April 30, 2009.

Counterparty—Credit Suisse International:

		Payments	Payments	Upfront
Notional	Termination	made by	received by	payments		Unrealized
amount	date	the Fund	the Fund	made	Value	depreciation

ARS 12,225,000	12/19/11	—	—(2)	$(10,815,082)(1)	$4,543,019	$(6,272,063)

(1)	Payment made on 04/13/07 to fully fund swap, which reflects the cost basis of the contract.
(2)	Payment is equal to the total return on the Republic of Argentina 4.000% bond, due 12/17/11.

Currency type abbreviation:
ARS	Argentine Peso

The Fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) on November 1, 2008. FAS 157 requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments.

Measurements at 04/30/09

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments,
at value	—	$194,926,853	$34,047,852	$228,974,705

Other financial
instruments(1)	$(398,117)	(6,743,092)	—	(7,141,209)

Total	$(398,117)	$188,183,761	$34,047,852	$221,833,496

(1)	Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

		Other financial
	Securities	instruments	Total

Assets
Beginning balance	$13,756,350	—	$13,756,350

Total gains or losses (realized/unrealized)
included in earnings	(1,486,098)	—	(1,486,098)

Purchases, sales, issuances, and settlements (net)	—	—	—

Transfers in and/or out of Level 3	21,777,600	—	21,777,600

Ending balance	$34,047,852	—	$34,047,852

The amount of total gains or losses for
the period included in earnings attributable
to the change in unrealized gains or losses
relating to investments still held at 04/30/09(a)	$12,293,526	—	$12,293,526

(a)	Excludes from total gains or losses (realized/unrealized) included in earnings unrealized gains of $13,791,488 related to transferred assets, presented at their end of period values.

Global High Income Fund Inc.

Portfolio of investments—April 30, 2009 (unaudited)

Options written
Global High Income Fund Inc. had the following open options written as of April 30, 2009:

	Expiration	Premiums
	date	received	Value

Call option
90 Day Euro-Dollar Interest Rate Futures,
348 contracts, strike @ USD 98.63	September 2009	$72,732	$50,025

Currency type abbreviation:
USD	United States Dollar

Written option activity for the six months ended April 30, 2009 for the Fund was as follows:

	Number of	Amount of
	contracts	premiums received

Options outstanding at October 31, 2008	—	—

Options written	448	$75,639

Options terminated in closing purchase transactions	(100)	(2,907)

Options expired prior to exercise	—	—

Options outstanding at April 30, 2009	348	$72,732

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2009 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$225,676,822)	$197,625,556

Investments in securities of affiliated issuers, at value (cost—$31,349,149)	31,349,149

Total investments (cost—$257,025,971)	228,974,705

Foreign currency, at value (cost—$647,769)	669,338

Cash	849,846

Interest receivable	3,636,998

Receivable for investments sold	6,241,656

Prepaid swap collateral	1,060,000

Due from broker*	624,533

Receivable for foreign tax reclaims	134,086

Outstanding swap agreements, at value**	7,601,181

Unrealized appreciation on forward foreign currency contracts	3,616,491

Other assets	22,124

Total assets	253,430,958

Liabilities:
Payable for investments purchased	6,440,208

Unrealized depreciation on forward foreign currency contracts	4,137,505

Outstanding swap agreements, at value**	1,508,178

Payable to investment advisor and administrator	233,047

Options written, at value***	50,025

Variation margin payable	27,281

Directors’ fees payable	13,521

Accrued expenses and other liabilities	183,445

Total liabilities	12,593,210

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	292,254,934

Accumulated undistributed net investment income	1,736,782

Accumulated net realized loss from investment transactions	(17,843,232)

Net unrealized depreciation of investments, futures, swaps, options, forward foreign currency contracts and other assets and liabilities
denominated in foreign currencies	(35,310,736)

Net assets	$240,837,748

Net asset value per share	$11.15

*	Represents cash collateral on open futures contracts.
**	Net upfront payments made by the Fund on outstanding swap agreements amounted to $12,315,082.
***	Premiums received by the Fund on options written amounted to $72,732.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the six
months ended
April 30, 2009
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $35,543
(includes $166,285 earned from affiliated entities)	$10,675,276

Expenses:
Investment advisory and administration fees	1,382,254

Custody and accounting fees	172,180

Professional fees	56,799

Reports and notices to shareholders	44,358

Directors’ fees	17,091

Listing fees	11,712

Transfer agency fees	10,683

Insurance expense	574

Other expenses	12,160

Total expenses	1,707,811

Less: Fee waivers by investment advisor and administrator	(28,553)

Net expenses	1,679,258

Net investment income	8,996,018

Realized and unrealized gains/(losses) from investment activities:
Net realized gain/(loss) from:
Investments	(15,750,200)

Futures	1,354,781

Options written	2,907

Swap agreements	521,952

Forward foreign currency contracts and foreign currency transactions	(1,940,422)

Net change in unrealized appreciation/(depreciation) of:
Investments	44,729,422

Futures	1,103,591

Options written	22,707

Swap agreements	2,131,034

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	(2,423,157)

Net realized and unrealized gain from investment activities	29,752,615

Net increase in net assets resulting from operations	$38,748,633

See accompanying notes to financial statements

Global High Income Fund Inc.

Statements of changes in net assets

	For the six
	months ended	For the
	April 30, 2009	year ended
	(unaudited)	October 31, 2008

From operations:
Net investment income	$8,996,018	$18,034,893

Net realized loss from investments	(15,750,200)	(17,109,795)

Net realized gain from futures	1,354,781	7,758,986

Net realized gain from options written	2,907	—

Net realized gain from swap agreements	521,952	12,543,354

Net realized gain/(loss) from forward foreign currency
contracts and foreign currency transactions	(1,940,422)	1,468,410

Net change in unrealized appreciation/(depreciation) of:
Investments	44,729,422	(88,301,919)

Futures	1,103,591	(3,107,863)

Options written	22,707	—

Swap agreements	2,131,034	(8,388,544)

Other assets and liabilities denominated in foreign
currency and forward foreign currency contracts	(2,423,157)	2,920,591

Net increase/(decrease) in net assets resulting from
operations	38,748,633	(74,181,887)

Dividends and distributions to shareholders from:
Net investment income	(9,960,314)*	(20,539,959)

Net realized gains	—	(15,695,105)

Return of capital	—	(6,924,856)

Total dividends and distributions to shareholders	(9,960,314)	(43,159,920)

Net increase/(decrease) in net assets	28,788,319	(117,341,807)

Net assets:
Beginning of period	212,049,429	329,391,236

End of period	$240,837,748	$212,049,429

Accumulated undistributed net investment income	$1,736,782	$2,701,078

*
The actual sources of the Fund’s fiscal year 2009 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2009 fiscal year.

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	April 30, 2009
	(unaudited)

Net asset value, beginning of period	$9.82

Net investment income	0.42	*

Net realized and unrealized gains/(losses) from investment activities	1.37

Net increase/(decrease) from investment operations	1.79

Dividends from net investment income	(0.46	)(1)

Distributions from net realized gains	—

Return of capital	—

Total dividends and distributions	(0.46)

Offering costs charged to paid-in capital	—

Net asset value, end of period	$11.15

Market price per share, end of period	$9.25

Total net asset value return(2)	18.68%

Total market price return(3)	18.97%

Ratios/supplemental data:
Net assets, end of period (000’s)	$240,838

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.54	%(4)

After fee waivers by advisor	1.52	%(4)

Ratio of net investment income to average net assets:	8.13	%(4)

Portfolio turnover rate	36%

*	Calculated using the average shares method.
(1)
The actual sources of the Fund’s fiscal year 2009 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2009 fiscal year.

(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

See accompanying notes to financial statements

For the years ended October 31,

2008	2007	2006	2005	2004

$15.26	$14.85	$15.72	$16.43	$15.92

0.84 *	0.90 *	0.79 *	1.02	0.98

(4.28)	0.86	0.92	1.17	1.27

(3.44)	1.76	1.71	2.19	2.25

(0.95)	(0.82)	(1.35)	(1.61)	(0.97)

(0.73)	(0.53)	(1.21)	(1.29)	(0.77)

(0.32)	—	—	—	—

(2.00)	(1.35)	(2.56)	(2.90)	(1.74)

—	—	(0.02)	—	—

$9.82	$15.26	$14.85	$15.72	$16.43

$8.22	$14.38	$16.06	$17.82	$18.31

(25.76)%	12.40%	11.75%	14.68%	15.12%

(33.99)%	(2.33)%	6.28%	13.25%	18.68%

$212,049	$329,391	$320,548	$305,689	$319,359

1.48%	1.41%	1.43%	1.43%	1.40%

1.39%	1.32%	1.34%	1.41%	1.40%

6.01%	5.96%	5.34%	6.49%	6.18%

83%	100%	108%	160%	140%

(3)
Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

(4)	Annualized.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2009 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the portfolio of investments. These potential amounts would be partially offset by any recovery values of the

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Credit linked notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At April 30, 2009, the Fund owed UBS Global AM $233,047 which is composed of $240,558 of investment advisory and administration fees less fees waived of $7,511. For the six months ended April 30, 2009, UBS Global AM waived $28,553 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $1,117,739. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers had been approved as borrowers under the Fund’s securities lending program with UBS Securities LLC as securities lending agent. UBS Securities LLC ceased being the lending agent for the Fund in November 2008, and JPMorgan Chase Bank N.A. now serves as the Fund’s lending agent. The Fund did not lend any securities during the six month period ended April 30, 2009.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2009. For the six months ended April 30, 2009 and for the year ended October 31, 2008, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended April 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $65,741,327 and $76,433,375, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

Distributions paid from:	2008

Ordinary income	$26,184,725

Net long-term capital gains	10,050,339

Return of capital	6,924,856

$43,159,920

Global High Income Fund Inc.

Notes to financial statements—April 30, 2009 (unaudited)

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending October 31, 2009.

As of and during the six months ended April 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $507 billion in assets under management as of March 31, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on February 19, 2009. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	18,159,497.19	928,057.49

Alan S. Bernikow	18,170,045.19	917,509.49

Richard R. Burt	18,205,967.39	881,587.29

Meyer Feldberg	18,169,962.39	917,592.29

Bernard H. Garil	18,195,615.19	891,939.49

Heather R. Higgins	18,208,535.39	879,019.29

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Global High Income Fund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Global High Income Fund Inc.

General information (unaudited)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Global High Income Fund Inc.

General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

     (a)   Included as part of the report to shareholders filed under Item 1 of this form.

     (b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section

2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	June 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	June 29, 2009